SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                March 4, 2004
                                                --------------------------------


                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                        56-1460497
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(State or other                     (Commission              (I.R.S. Employer
 jurisdiction                        File Number)             Identification No)
 of incorporation)



3400 Latrobe Drive                  Charlotte NC                        28211
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            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code      (704) 362-1115
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         (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant

     Charlotte, NC - On March 2, 2004, the Company received notice from its certifying accountants, McGladrey and Pullen, LLP, that it declined to stand for re-election after completion of the audit for the fiscal year ending November 30, 2003 and completing its normal re-evaluation process. McGladrey has audited the Company's financial statements since May 25, 1989.

     The Company has commenced a search for a substitute accounting firm and intends to make a final decision in the near future.

     McGladrey and Pullen's report on the financial statements for the last two years contained a going concern qualification which is hereby incorporated by reference to the Company's November 30, 2003 Form 10-KSB.


                  Exhibit 10.1: Letter from McGladrey & Pullen

                  Exhibit 10.2: Letter to SEC from McGladrey & Pullen

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         TRANSBOTICS CORPORATION



Date:  March 4, 2004                        By:  /s/ Claude Imbleau
                                               ---------------------------------
                                                     Claude Imbleau
                                                     President